Teche
HOLDING COMPANY

NYSE: TSH

The SmartGrowth Bank | 79 Years of Success



Results of 2012 and 1Q13

Year End September 30th

Forward-Looking Statement

Teche
79 Years of Success

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Teche Holding Company's management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Teche Holding Company with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Teche Holding Company or its management should be considered in light of those factors. Teche does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Teche
HOLDING COMPANY

NYSE: TSH

The SmartGrowth Bank | 79 Years of Success


earnings
SmartGrowth
economy

Leadership Team

Teche
79 Years of Success

Patrick O. Little
Chairman · President/Chief Executive Officer
W. Ross Little, Jr.
Sr. Vice President · Chief Retail Officer
Darryl R. Broussard
Sr. Vice President · Chief Lending Officer
J. L. Chauvin
Sr. Vice President · Chief Financial Officer
Jason P. Freyou
Sr. Vice President · Chief Operations Officer




CAT

Increasing Shareholder Value

Teche
79 Years of Success

Earnings	Record Earnings for 4 Years
Annual Dividend	Increased for Last 12 Years
Dividend	1Q13: $0.73; Yield: 3.73% ($0.365 accelerated)
Tangible Book Value	6.4% LTM
Share Repurchases	84,137 LTM
ROE and ROA	1Q13: 14.17%; 1.44%
Total Return 10 Years	113.2%

Earnings | Record EPS

Teche
79 Years of Success



Record EPS for 4 Years
1Q13 EPS: $1.49
Includes $0.63 gain on loan sale
$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.94
$2.63
$3.36
$3.37
$3.45
$3.51
2007
2008
2009
2010
2011
2012

Earnings | Drivers

Teche
79 Years of Success

2012 and 1Q13 LTM

Growth LA Economy*	Jobs Grew: Lafayette: 9.0% Baton Rouge: 2.1%; Houma: 4.2%
Growth in Deposits	Checking Balances: 15.4%; 16.0% SmartGrowth Deposits: 8.6%; 11.5%
Growth in Loans	Total Loans: 10.8%; 1.6% SmartGrowth Loans: 4.3%; 2.3%
Superior Asset Quality	NCOs: 0.26%; 0.28% NPAs/Assets: 1.27%; 1.20%
Sale of Loans	$46.3M with $2.0M Pre-Tax Gain

* *LA Economic Outlook, 31st Annual Edition 2013-2014*

SmartGrowth | Loans

Teche
79 Years of Success



10 Yr. CAGR Total Loans: 6.1%
Sale of $46.3M in 1Q13
$700
$600
$500
$400
$300
$200
$100
Millions
$360
$186
$174
$643
$477
$165
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1Q13
SmartGrowth Loans
Mortgage Loans
Total Loans



SmartGrowth | Loans

Teche
79 Years of Success

Diversified
Low Risk
High Quality
Transparent

1Q13: $643M



Mortgage Loans
Home Equity
Consumer
SmartMortgages
Commercial
24%
7%
18%
16%
Commercial Loans 35%
16%
9%
5%
4%
1%
Non-Residential RE
Residential RE
C & I
C & D
Commercial Land

Strong Asset Quality

Teche
79 Years of Success

	Teche 12/31/12	Teche 9/30/12	Peer Median* $500M - $1B
NPAs/Assets	1.20%	1.27%	2.62%
NPLs/Loans	1.48%	1.56%	3.51%
NCOs/Avg. Loans	0.28%	0.26%	0.38%
ALLL/NPAs	81.52%	78.80%	37.16%
OREO *(Millions)*	$0.5M	$0.5M	--------

*Source: SNL
Peers: Banks Publicly Traded on Exchanges



SmartGrowth | Deposits



Teche
79 Years of Success
10 Yr. CAGR Total Deposits: 6.1%
SmartGrowth Deposits: 11.5% LTM
$700
$600
$500
$400
$300
$200
$100
Millions
$349
$196
$153
$631
$490
$141
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1Q13
SmartGrowth Deposits
Time Deposits
Total Deposits

SmartGrowth | Deposits

Teche
79 Years of Success



10 Yr. CAGR: 12.5%
Costs: 21bps
Checking Cost: 12bps
Checking Up 16% LTM
Millions
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$490
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1Q13
Checking
Savings
Money Market

Deposit Mix | Significant Change


2008
Total Deposits: $589M
25%
44%
31%
1Q13
Total Deposits: $631M
22%
37%
41%
Checking
Time Deposits
Money Market and Savings

Expansion

Teche
79 Years of Success

Supported by Capital

Stockholders Equity
In Millions


$68.0
$71.5
$75.5
$80.0
$83.5
$84.8
2008
2009
2010
2011
2012
1Q13

Tangible Book Value Per Common Share


$30.37
$32.33
$34.43
$37.02
$39.29
$39.86
2008
2009
2010
2011
2012
1Q13

Price/Tangible Book
Teche 95.5%



Expansion

Teche
79 Years of Success

Filling Footprint | Increase Market Share

New Branch: Lafayette	New Branch: Baton Rouge
Lafayette Oil Center	Medical Corridor Center
9.0% in Job Growth 2012	Large Hospital Expansion: 300 Jobs
6.8% Job Growth in 2012-2014	2.5% Job Growth in 2012-2014
Robust Gulf Oil Exploration	Strong Petrochemical Industry

LA Economic Outlook, 31st Annual Edition 2013-2014



Economy of South Louisiana



Healthy and Growing

- Oil and Gas Exploration Driving Oil Service Businesses
- Low Gas Price Spurring Growth in Petrochemical Industry
- Generous Tax Incentives Attract Entertainment Business
- Solid Advanced Manufacturing with State Incentives
- Agriculture Industry Supported by Transportation Network
- Regional Hospitals and Specialty Healthcare Growing
- Robust Hospitality and Tourism Industry
- Coastal Restoration

Economy of South Louisiana

Teche
79 Years of Success



Energy | Fundamental Business

Louisiana Exports Talent and Supplies to Global Markets

Louisiana Companies Build Oil Platforms, Ships and Supply Boats

Louisiana Port Fourchon Provides Base for GOM Exploration




Economy of South Louisiana

Teche
79 Years of Success



pixel magic
DOW
EA SPORTS
ExxonMobil
Schumachergroup
LHC GROUP
Amedisys
Celtic MEDIA CENTRE
NUCOR
Dynamic Fuels
Globalstar
STULLER
McDERMOTT
Bollinger Shipyards, Inc.
GULF ISLAND FABRICATION

Energy	Advanced Manufacturing	Petrochemical Industry
Gulf Island	Edison Chouest	ExxonMobil
McDermott	Stuller Settings	Dow Chemical
Agriculture	**Digital Media Software**	**Entertainment**
Rice	GlobalStar	Pixel Magic
Sugar Cane	EA Sports	Celtic Studios
Specialty Healthcare	**Coastal Restoration**	**Hospitality and Leisure**
Amedisys, Inc.	Infusion of Funds	Cajun Culture
Schumacher Group	Federal and BP	Food and Music

Economy of South Louisiana

Teche
79 Years of Success

Louisiana Non-Farm Employment Forecast
2013: +22,700 Jobs, 1.2% Growth
2014: +27,500 Jobs, 1.4% Growth



Houma MSA: New Record
2013: 2,800 Jobs, 2.9% Growth
2014: 3,200 Jobs, 3.2% Growth

Lafayette MSA: New Record
2013: 5,800 Jobs, 3.5% Growth
2014: 5,600 Jobs, 3.3% Growth

Baton Rouge MSA: New Record
2013: 5,000 Jobs, 1.4% Growth
2014: 4,000 Jobs, 1.1% Growth

Source: Louisiana Economic Outlook 31st Annual Edition 2013-2014

Increasing Shareholder Value

Teche
79 Years of Success



Growth in Dividends
1Q13 Dividend: $0.73; Yield: 3.73%
Accelerated Dividend: $0.365
Replaces 3/31/13 Dividend
$1.46
$1.44
$1.42
$1.40
$1.38
$1.36
$1.34
$1.32
$1.37
$1.41
$1.42
$1.435
$1.455
2008
2009
2010
2011
2012

Increasing Shareholder Value

Teche
79 Years of Success



Dividend Yield Comparison
1Q13
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
TBBK: N/A
HBMD: N/A
1.4%
2.8%
2.8%
2.9%
3.7%
OLBK
SASR
FCF
BMTC
TSH

Source: SNL

Increasing Shareholder Value

Teche
79 Years of Success


Price to Earnings Ratios LTM
1/31/13
25
20
15
10
5
0
9.4
10.7
13.4
14.5
17.7
21.7
23.6
TSH
OLBK
SASR
BMTC
FCF
HBMD
TBBK

Source: SNL

Increasing Shareholder Value

Teche
79 Years of Success

Earnings	Record Earnings for 4 Years
Annual Dividend	Increased for Last 12 Years
Dividend	1Q13: $0.73; Yield: 3.73% ($0.365 accelerated)
Tangible Book Value	6.4% LTM
Share Repurchases	84,137 LTM
ROE and ROA	1Q13: 14.17%; 1.44%
Total Return 10 Years	113.2%

Teche
HOLDING COMPANY

NYSE: TSH

The SmartGrowth Bank | 79 Years of Success


Results of 2012 and 1Q13
Year End September 30th